UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

Jos. A. Bank Clothiers, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland		21074
(Address of principal executive offices)		(Zip Code)

(410) 239-2700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 11, 2014, Jos. A. Bank Clothiers, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), entered into as of March 11, 2014, by and among the Company, The Men’s Wearhouse, Inc., a Texas corporation (“Parent”), and Java Corp., a Delaware corporation and an indirect, wholly-owned Subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Purchaser to amend its February 24, 2014 offer (such offer, as amended prior to the execution of the Merger Agreement, the “February Offer”) to purchase all of the outstanding shares of Common Stock, par value $0.01 per share, of the Company (the “Shares”), to (1) increase the purchase price from $63.50 to $65.00 per Share, net to the seller in cash, without interest and less any required withholding taxes and (2) make such other amendments to reflect the execution, terms and other conditions of the Merger Agreement (the February Offer, as amended pursuant to the Merger Agreement, the “Offer”). After the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent.

The Company also announced in the press release that, prior to the execution of the Merger Agreement, the Company terminated that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of February 13, 2014, by and among Everest Topco LLC, Everest Holdings LLC and the Company. The Company also announced that, effective immediately, the Company is withdrawing its previously announced tender offer to purchase for cash up to $300 million in value of its common stock. As a result of the termination of the Purchase Agreement, the terms and conditions of the offer were not satisfied.

The information contained in this Current Report on Form 8-K is being furnished to comply with Regulation FD. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Joint press release issued by the Company and The Men’s Wearhouse, Inc. on March 11, 2014

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Company and Parent obtained or created certain information used in the press release from research, surveys or studies conducted by third parties, information provided by customers, and industry or general publications. Industry publications and surveys generally state that they have obtained information from sources believed to be reliable but do not guarantee the accuracy and completeness of such information. The Company has not independently verified the information and data in such research, surveys, studies, information and publications, and does not make any representation as to the accuracy of such information.

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The press release contains forward-looking statements and information about the Company’s current and future prospects and the Company’s operations and financial results, which are based on currently available information. The forward-looking statements include assumptions about the Company’s operations, such as cost control, market conditions, liquidity and financial condition.

Risks and uncertainties that may affect the Company’s business or future financial results include, among others, risks associated with domestic and international economic activity, weather, public health and other factors affecting consumer spending (including negative changes to consumer confidence and other recessionary pressures), higher energy and security costs, the successful implementation of the Company’s growth strategy (including our ability to finance our expansion plans), the mix and pricing of goods sold, the effectiveness and profitability of new concepts, the market price of key raw materials (such as wool and cotton) and other production inputs (such as labor costs), seasonality, merchandise trends and changing consumer preferences, the effectiveness of our marketing programs (including compliance with relevant legal requirements), the availability of suitable lease sites for new stores, doing business on an international basis, the ability to source product from the Company’s global supplier base, legal and regulatory matters and other competitive factors.

Additional factors that could cause future results or events to differ from those the Company expects are those risks discussed under Item 1A, “Risk Factors,” in Jos. A. Bank Annual Report on Form 10-K for the fiscal year ended February 2, 2013, Jos. A. Bank Quarterly Report on Form 10-Q for the quarter ended May 4, 2013, Jos. A. Bank Quarterly Report on Form 10-Q for the quarter ended August 3, 2013, Jos. A. Bank Quarterly Report on Form 10-Q for the quarter ended November 2, 2013 and other reports filed by Jos. A. Bank with the Securities and Exchange Commission (SEC). Please read the Company’s “Risk Factors” and other cautionary statements contained in these filings. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise, except to the extent required by applicable law, including the requirements of Rule 14d-9(c) under the Securities and Exchange Act of 1934, as amended and Schedule 14D-9. As a result of these risks and others, actual results could vary significantly from those anticipated in the press release, and the Company’s financial condition and results of operations could be materially adversely affected.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

This Current Report on Form 8-K does not constitute an offer to buy or a solicitation of an offer to sell any securities. In response to the amended tender offer by The Men’s Wearhouse, Inc., through its wholly owned subsidiary, Java Corp., the Company will file an amendment to its solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of these documents free of charge at the SEC’s website at www.sec.gov. In addition, these materials may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations Department, Jos. A. Bank Clothiers, Inc., 500 Hanover Pike, Hampstead, MD 21074, 410.239.5900.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jos. A. Bank Clothiers, Inc.

By:	/s/ Charles D. Frazer
Name:	Charles D. Frazer
Title:	Senior Vice President – General Counsel

Date:  March 11, 2014

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Joint press release issued by the Company and The Men’s Wearhouse, Inc. on March 11, 2014

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